SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 22, 2000


                        Cerner Corporation
     -----------------------------------------------------
     (Exact name of Registrant as specified in its charter)

           Delaware                        0-15386                 43-1196944
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)




 2800 Rockcreek Parkway, Suite 601, Kansas City, Missouri    64117
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     (816) 221-1024
                                                       -----------------------

  ------------------------------------------------------------
 (Former name or  former address, if changed since last report)


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Item 5.  Other Events.

     Cerner Corporation issued a press release on November 21, 2000, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it has completed its acquisition of ADAC Healthcare Information Systems, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:   None
          -----------------------------------------
     (b)  Pro Forma Financial Information: None
          -------------------------------
     (c)  Exhibits:
          --------
          99.1 Press Release issued November 21, 2000.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              CERNER CORPORATION


Date: November 22, 2000            By:/s/Marc G. Naughton
                                      ---------------------------
                                   Marc G. Naughton, Chief Financial Officer


                                      2

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                          EXHIBIT INDEX
                          -------------
Exhibit
Number              Description                    Page
------              -----------                    ----


99.1     Press Release issued November 21, 2000.     4



                                      3

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